UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 30, 2010

EXPEDITE 4, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-52866	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

88 Guihuayuan, Guanjingcheng
Yujiang, Yingtan City, Jiangxi Province
People’s Republic of China
(Address of principal executive offices) (Zip Code)

+86 (701) 568-0890
 (Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

––––––––––––––––
Copies to:
Gregg E. Jaclin, Esq.
Kristina L. Trauger, Esq.
Yarona Y. Liang, Esq.
Anslow + Jaclin,  LLP
195 Route 9 South, Suite 204
Manalapan, New Jersey 07726
(732) 409-1212
––––––––––––––––

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement

On April 30, 2010 and May 6, 2010, Expedite 4, Inc. (the “Company”) closed on additional and final rounds (the “Final Closing”) of the private placement offering previously disclosed in a Form 8-K filed on April 1, 2010, by raising additional proceeds of $1,174,965 and $1,080,000, for total gross proceeds of $7,594,965 through the sale of investment units (the “Units”), each Unit consisting of two (2) shares of common stock (the “Shares”) and four-year warrants to purchase one (1) share of common stock of the Company, at an exercise price of $5.50 per share (the “Investor Warrants”)  The sale of the Units to investors is herein referred to as the “Offering”.

Pursuant to a Holdback Escrow Agreement dated March 29, 2010 (the “Holdback Escrow Agreement”), we have placed $200,000 of the offering proceeds, with our counsel Anslow & Jaclin, LLP to be held in escrow until such time as a qualified chief financial officer has been approved and appointed as an officer of the Company.  As a result of the appointment of Shu Kaneko as the CFO upon the closing, such amount was distributed to the Company at the closing.  Finally, pursuant to a Going Public Escrow Agreement dated March 29, 2010 (the “Going Public Escrow Agreement”), we have placed a total of $300,000 from the offering proceeds with our counsel Anslow & Jaclin, LLP to be used for the payment of fees and expenses related to becoming a public company and listing our securities on a senior exchange.

Pursuant to each of the Holdback Escrow Agreement and Going Public Escrow Agreement, in the event that the proceeds of such escrow accounts have not been fully distributed within two years from the date thereof, the balance of such escrow proceeds shall be returned to the Company.

Registration Rights

The issuance of the Units to the investors was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Regulation D and Section 4(2) and/or Regulation S thereof and such other available exemptions. As such, the Shares, the Investor Warrants, and the common stock underlying the Investor Warrants may not be offered or sold in the United States unless they are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. The registration statement covering these securities will be filed with the SEC and with any required state securities commission subsequent to the filing of this Form 8-K.

In connection with the Offering, the Company agreed to file a registration statement on Form S-1 (“Registration Statement”) within 45 days after the Final Closing (“Filing Date”) and use our best efforts to have it declared effective within 180 days after the Final Closing (“Effective Date”) to register (i) 100% of the Shares issued in this Offering; and (ii) 100% of the shares of common stock underlying the Investor Warrants issued in this Offering (“Warrant Shares”) (collective, (the “Registrable Securities”).

If a Registration Statement covering the registration of the Registrable Securities is not filed with the Commission by the Filing Date, the Company shall issue to each investor a number of shares of common stock equal to one percent (1%) of the Shares purchased by such investor in the Offering, per calendar month (pro rata for any period less than a calendar month) until such event is cured, up to a maximum of five percent (5%) of the Shares of the Company purchased by the investors in the Offering.

If (i) the Registration Statement is not declared effective by the Effective Date, (ii) the Company fails to file with the Commission a request for acceleration within five (5) business days of the date that the Company is notified by the Commission that a Registration Statement will not be “reviewed,” or not subject to further review, (iii) any Registration Statement is filed with and declared effective by the Commission but thereafter ceases to be effective, or (iv) within one (1) year from the date the Company’s common stock is initially listed on a senior exchange, trading in the common stock is suspended or if the common stock is no longer quoted on or is delisted from a senior exchange (or other principal exchange on which the common stock is listed or traded) for any reason for more than five (5) business Days in the aggregate (any such failure or breach being referred to as an “Event”, and for purposes of clause “i” the date on which the Event occurs, or for purposes of clause “ii” the date on which such five (5) business day period is exceeded, or for purposes of clause “iii” after more than fifteen (15) business days, or for purposes of clause “iv” the date on which such five (5) business day period is exceeded, being referred to as the “Event Date”), the Company shall pay to the investors, on a pro rata basis, partial liquidated damages of one percent (1%) of the aggregate purchase price paid by each investor for each calendar month (pro rata for any period less than a calendar month) from the Event Date, until the applicable Event is cured, up to a maximum of five percent (5%) of the purchase price paid by each such investor.

The securities shall only be treated as Registrable Securities if and only for so long as they (i) have not been sold (A) pursuant to a registration statement; (B) to or through a broker, dealer or underwriter in a public distribution or a public securities transaction; and/or (C) in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Securities Act”) under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale; (ii) are not held by a Holder or a permitted transferee; and (iii) are not eligible for sale pursuant to Rule 144 (or any successor thereto) under the Securities Act. The term “Holder” shall mean any person owning or having the right to acquire Registrable Securities or any permitted transferee of a Holder.

In connection with filing the Registration Statement, if the Securities and Exchange Commission (the “SEC”) limits the amount of Registrable Securities to be registered for resale pursuant to Rule 415 under the Securities Act, then the Company shall be entitled to exclude such disallowed Registrable Securities (the “Cut Back Shares”) on a pro rata basis among the Holders thereof with a first priority given to the Warrant Shares.  The Company shall prepare, and, as soon as practicable but in no event later than the six months from the date the Company’s Registration Statement was declared effective, file with the SEC an additional Registration Statement (“Additional Registration Statement”) on Form S-1 covering the resale of all of the disallowed Registrable Securities not previously registered on an Additional Registration Statement hereunder.  In the event that Form S-1 is unavailable for such a registration, the Company shall use such other form as is available for such a registration on another appropriate form.  The Company shall use its best efforts to have each Additional Registration Statement declared effective by the SEC as soon as practicable.  No liquidated damages hereof shall accrue on or as to any Cut Back Shares, and the required Filing Date for such additional Registration Statement including the Cutback Shares will be tolled, until such time as the Company is able to effect the registration of the Cut Back Shares in accordance with any SEC comments.

Compensations to Placement Agents.

Rodman & Renshaw, LLC (“Rodman”), a wholly owned subsidiary of Rodman & Renshaw Capital Group, Inc. (NASDAQ: RODM), acted as lead placement agent and Newbridge Securities Corporation acted as co-placement agent (the “Placement Agents”) in connection with the Offering.

For the Placement Agents’ services, we paid a cash commission equal to 6.5% of the aggregate gross proceeds of the Units sold and issued four-year warrants to purchase 92,564 Common Shares, exercisable at any time at a price equal to $5.50 per share (“Agent Warrants”).  The Agent Warrants have registration rights identical to the registration rights afforded to the investors in the Offering.  We also agreed to pay the Placement Agents a cash fee payable within 48 hours of (but only in the event of) the receipt by the Company of any proceeds from the exercise of any warrants sold in the Offering, equal to 8% of the aggregate cash exercise price received by the Company upon such exercise. We further agreed to indemnify the Placement Agents against certain liabilities, including liabilities under the Securities Act.  We paid for the out-of-pocket expenses of $40,000 incurred by the Placement Agents.

Fee Tail.

Rodman & Renshaw, LLC shall be entitled to additional Agent Warrants and cash commission, as calculated above, with respect to any public or private offering or other financing or capital-raising transaction of any kind (“Tail Financing”) to the extent that such capital is provided to the Company by investors who were directly or indirectly introduced by Rodman & Renshaw, LLC during the term of the agreement, if such Tail Financing is consummated within an 18 month period following the expiration or termination of the agreement.

Item 3.02 Unregistered Sales of Equity Securities

The information pertaining to the sale of the Units in Item 1.01 is incorporated herein by reference in its entirety.

Pursuant to the Subscription Agreements, on April 30, 2010 and May 6, 2010, we issued to the investors a total of 234,000 and 216,000 Common Shares and four-year warrants to purchase an aggregate of 117,497 and 108,000 Common Shares of the Company, and additional warrants to purchase an aggregate of 14,320 and 13,163 Common Shares to the Placement Agents, at an exercise price of $5.50 per share. Accordingly, an aggregate of 1,518,993 Common Shares and four-year warrants to purchase 759,497 Common Shares, as well as 92,564 Common Shares underlying the Placement Agent Warrants, were issued in the Offering.  Such securities were not registered under the Securities Act. The issuance of these securities was exempt from registration under Regulation D, Regulation S and Section 4(2) of the Securities Act. We made this determination based on the representations of investors, which included, in pertinent part, that such investors were either (a) “accredited investors” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, or (b) not a “U.S. person” as that term is defined in Rule 902(k) of Regulation S under the Act, and that such investors were acquiring our securities, for investment purposes for their own respective accounts and not as nominees or agents, and not with a view to the resale or distribution thereof, and that the shareholders understood that the shares of our securities may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Item 8.01  Other Events

In connection with the Final Closing, we filed a press release announcing the reverse merger and the completion of the Financing, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.3.

Item 9.01Financial Statement and Exhibits.

(a)  Financial Statements of Business Acquired.

The Audited Consolidated Financial Statements of SCLI as of September 30, 2009 and 2008 are filed as Exhibit 99.1 to this current report and are incorporated herein by reference.

The Unaudited Consolidated Financial Statements of SCLI as of December 31, 2009 and 2008 are filed as Exhibit 99.2 to this current report and are incorporated herein by reference.

(b)  Pro Forma Financial Information.

None.

(c)  Shell Company Transactions.

Reference is made to Items 9.01(a) and 9.01(b) and the exhibits referred to therein which are incorporated herein by reference.

(d)  Exhibits.

Exhibit No.	Description
2.1	Share Exchange Agreement by and between the Company and Southern China Livestock International Inc., dated March 29, 2010 (2)
3.1	Certificate of Incorporation (1)
3.2	By Laws (1)
4.1	Form of Warrant (2)
10.1	Equity Transfer Agreement, dated November 3, 2008 (2)
10.2	Equity Transfer Agreement, dated January 13, 2010(2)
10.3	Form of Earn-in Agreement I, dated February 10, 2010 (2)
10.4	Form of Earn-in Agreement II, dated February 10, 2010 (2)
10.5	Funding Escrow Agreement, dated March 29, 2010 (2)
10.6	Holdback Escrow Agreement, dated March 29, 2010 (2)
10.7	Going Public Escrow Agreement, dated March 29, 2010 (2)
10.8	Lock-Up Agreement, by and between the Company and Lockup Stockholders, dated March 29, 2010
16.1	Letter from Gately & Associates, LLC, dated April 1, 2010 (2)
99.1	The Audited Consolidated Financial Statements of SCLI as of September 30, 2009 and 2008 (2)
99.2	The Unaudited Consolidated Financial Statements of SCLI as of December 31, 2009 and 2008 (2)
99.3	Press Release

(1) Incorporated herein by reference to the Form 10 Registration Statement filed on October 22, 2007.

(2) Incorporated herein by reference to the Form 8K filed on April 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDITE 4, INC.

Date: May 6, 2010	By:	/s/ Luping Pan
Luping Pan President, Chief Executive Officer, Secretary and Director